UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2019

Vantage Energy Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38057	81-5277998
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5221 N. O’Connor Blvd., 11th Floor, Irving, TX 75039

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (972) 432-1440

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 3, 2019, Vantage Energy Acquisition Corp. (the “Company”) received a letter (the “Notification Letter”) from the staff of the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) notifying the Company that the Company no longer complies with Nasdaq Listing Rule 5620(a) for continued listing due to the Company’s failure to hold an annual meeting of stockholders within twelve months of the end of the Company’s fiscal year ended December 31, 2017. As a result, as of January 3, 2019, the Company has 45 calendar days to submit a plan to regain compliance. If Nasdaq accepts the Company’s plan, Nasdaq can grant an exception of up to 180 calendar days from the fiscal year end, or until July 1, 2019, to regain compliance.

The Notification Letter does not impact the Company’s listing on the Nasdaq Capital Market at this time, and the Company’s Class A common stock, units and warrants will continue to trade on the Nasdaq Capital Market under the symbols “VEAC,” “VEACU” and “VEACW,” respectively.

The Company intends to submit to Nasdaq, within the requisite time, a plan to regain compliance. If Nasdaq does not accept the Company’s plan, the Company will have the opportunity to appeal Nasdaq’s decision to a Nasdaq Listing Qualifications Panel. If the Company timely appeals, the Company’s securities would remain listed pending such Nasdaq Listing Qualifications Panel’s decision. There can be no assurance that, if the Company does appeal, such appeal would be successful.

The Company does not expect the Notification Letter to affect the Company’s previously announced acquisition of certain oil and natural gas assets located primarily in the Williston Basin in North Dakota and Montana pursuant to the Purchase and Sale Agreement, dated as of November 6, 2018 (the “Purchase Agreement”), among QEP Energy Company, a Delaware corporation (“QEP Seller”), Vantage Acquisition Operating Company, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company, and the Company, which is described in the preliminary proxy statement filed by the Company with the Securities and Exchange Commission (the “SEC”) on December 17, 2018 (the “Proxy Statement”). The Company has delayed the holding of its annual meeting of stockholders due to the pendency of such acquisition and the other transactions contemplated by the Purchase Agreement (the “business combination”) and the related special meeting of stockholders (to be held in lieu of an annual meeting) described in the Proxy Statement. The closing of the business combination is subject to approval by the stockholders of the Company, in addition to other conditions described in the Proxy Statement.

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Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements, other than statements of present or historical fact included herein, regarding the Company’s (either as currently organized or as it may be reorganized in connection with the transactions contemplated herein) proposed acquisition of oil and gas assets from QEP Seller, the Company’s ability to consummate the transaction, the benefits of the transaction and its future financial performance following the transaction, as well as the Company’s strategy, future operations, ability to regain compliance with Nasdaq Listing Rule 5620(a), financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward looking statements. When used herein, including any oral statements made in connection herewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company, incident to the development, production, gathering and sale of oil and gas. These risks include, but are not limited to, commodity price volatility, low prices for oil and/or gas, global economic conditions, inflation, increased operating costs, lack of availability of drilling and production equipment, supplies, services and qualified personnel, processing volumes and pipeline throughput, certificates related to new technologies, geographical concentration of operations, environmental risks, weather risks, security risks, drilling and other operating risks, regulatory changes, the uncertainty inherent in estimating oil and gas reserves and in projecting future rates of production, reductions in cash flow, lack of access to capital, the Company’s ability to satisfy future cash obligations, restrictions in existing or future debt agreements, the timing of development expenditures, managing growth and integration of acquisitions and failure to realize expected value creation from property acquisitions. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the Company’s expectations and projections can be found in its periodic filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and the Proxy Statement. The Company’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Important Additional Information

In connection with the proposed business combination, the Company has filed the Proxy Statement with the SEC. Additionally, the Company will file other relevant materials with the SEC in connection with its proposed acquisition of oil and gas assets from QEP Seller. The materials to be filed by the Company with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED BUSINESS COMBINATION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION AND THE PARTIES TO THE BUSINESS COMBINATION.

Participants in the Solicitation

The Company and its directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation by reading the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and the Proxy Statement and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, is set forth in the Proxy Statement.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vantage Energy Acquisition Corp.

	By:	/s/ David D. Wolf
Name: David D. Wolf
Title: Chief Financial Officer

Dated: January 8, 2019

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